Exhibit 99.1

Lenders Presentation

December 2014

Disclaimer

Forward-Looking Statement

Certain statements made in this presentation, as well as information included in oral statements or other written statements made, or to be made, by our management, contain, or will contain, disclosures that are “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “intend,” “plan,” “estimate,” “project,” “continue,” “should” and other comparable terms. These forward-looking statements are based on the current plans and expectations of our management and are subject to a number of risks and uncertainties, both known and unknown, which could significantly affect our current plans and expectations and future financial condition and results and there can be no assurance that the plan or expectation will be achieved or accomplished. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned against relying on such forward-looking statements when evaluating the information contained in this presentation or included in oral statements or other written statements.

Confidentiality

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Presentation of Non-GAAP Information

The presentation also contains certain financial measures. The SEC has issued rules to regulate the use in filings with the SEC of “non-GAAP financial measures,” such as EBITDA and adjusted EBITDA, that are derived on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States, or GAAP. Our management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess the operating performance of our facilities and their management teams. We believe it is useful to investors to provide disclosures of our operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate our overall performance and to compare our current operating results with corresponding periods and with other companies in the health care industry. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures. Because EBITDA and adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, they may not be comparable as presented to other similarly titled measures of other companies.

The quarterly or other interim period financial information, as well as trailing twelve month information, set forth in this presentation is derived from Capella Healthcare, Inc.’s unaudited financial statements. Our unaudited financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. The preparation of unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions. Actual results could differ from those estimates. 1

Agenda

I. Transaction overview Credit Suisse

II. Company overview

III. Carolina Pines acquisition overview Michael Wiechart, Capella

President and CEO

IV. Portfolio review

Denise Wilder Warren, Capella V. Capella financial overview

EVP and CFO

VI. Syndication overview Credit Suisse

VII. Q&A

Transaction overview

Transaction overview

? Capella Healthcare, Inc. (“Capella” or the “Company”) is pursuing a transaction to acquire Carolina Pines Regional Medical Center in Hartsville, South Carolina (“Carolina Pines”) and to paydown drawn amounts under the Company’s existing ABL facility

-Sale of Carolina Pines, a 116-bed acute care facility, was required by the FTC as a condition of CHS’ acquisition of HMA

-Size and scale of Carolina Pines upgrades and diversifies the overall Capella portfolio and creates a more attractive company with a compelling growth story? For the TTM unaudited period ending October 31, 2014

- Capella generated $758 million of adjusted net revenue and $105 million of adjusted EBITDA

-[REDACTED]

? The acquisition of Carolina Pines will be financed with a $100 million senior secured term loan facility

Transaction r overview Overview

Sources

($ in millions) $

New senior secured term loan $100

Total sources $100

Pro forma capitalization

Pro forma (1) Cum. EBITDA ($ in millions) 10/31/14A multiple

Cash $9

Existing ABL –Capital leases 18 New senior secured term loan 100

Secured debt $118 1.0x

Senior unsecured notes 500

Total debt $618 5.3x

Uses

($ in millions) $

Purchase price consideration $75 Paydown of drawn ABL 21 Fees and expenses 4

Total uses $100

Pro forma credit statistics

Pro forma (1)

($ in millions)

TTM adj. EBITDA $117 Cash interest expense 53 Capex 31

Secured debt / adj. EBITDA 1.0x Total debt / adj. EBITDA 5.3x Adj. EBITDA / cash interest expense 2.2x (Adj. EBITDA - capex) / cash interest expense 1.6x

(1) Pro forma data includes unaudited results from both Capella Healthcare and Carolina Pines.

II. Company overview

Key credit highlights

Compelling Diversified Portfolio Acquisition of of Well Positioned Carolina Pines Assets

Proven

Capitalize on management team Identified and which has Actionable Growth successfully grown Strategies the business

Geographically Consistent Positioned to Operating Capitalize on Performance Network / Affiliation Opportunities

Significant

Meaningful Upside Resources from Healthcare Dedicated to Patient Reform Care Excellence

Attractive geographic footprint

Tennessee Missouri 4 hospitals 1 hospital 316 beds 127 beds Washington 1 hospital 110 beds

Carolina Pines acquisition South Carolina 1 hospital Oregon 116 beds

1 hospital 88 beds

Oklahoma

2 hospitals (4 hospital campuses)

519 beds Arkansas 2 hospitals

Capella Facilities

States with Capella Presence 336 beds

TTM 10/14 net revenue by geography

SC WA 11% 13% TN

11%

AR OR 24% 12%

OK

MO 24% 5%

PF 10/14 beds by geography

SC WA

7% 7%

TN AR 20% 21%

OR 5%

MO OK 8% 32%

9/14 payor mix by net revenue(1)

Self pay, 1% Managed care / other, 35% Medicare, 44%

Medicaid, 20%

Well Capitalized Portfolio | Limited Capex Needs | Future Capex for Revenue-Generating, Targeted Growth Initiatives

(1) Unaudited data; Capella Healthcare only.

Strategic timeline of events

2005 – 2006 – 2007 – 2008 – 2009 – 2010 – 2011 – 2012 – 2013 – 2014

- **May 2005**: GTCR Initial Commitment: $200mm
- **November 2005**: Acquired Facilities (GTCR Investment: $70mm)
  - Southwestern Medical Center (OK)
  - Grandview Medical Center (TN)
  - River Park Hospital (TN)
  - Capital Medical Center (WA) from HCA
- **December 2006:** Acquired Middle Tenn. Surgical Care (River Park Hospital (TN))
- **April 2007**: Leased Muskogee Regional Medical Center (EASTAR Health System, OK) (GTCR Investment: $36mm)
- **November 2007:** Acquired Providence MRI Associates and Providence Radiological Services (EASTAR Health System (OK))
- **February 2008**: Acquired Facilities from Community Health Systems (CYH) (GTCR Investment: $102mm)
  - National Park Medical Center (AR)
  - St. Mary's Regional Medical Center (AR)
  - Mineral Area Regional Medical Center (MO)
  - White County Community Hospital (TN) (Highlands Medical Center)
  - Willamette Valley Medical Center (OR)
  - Hartselle Medical Center (AL)
  - Jacksonville Medical Center (AL)
  - Parkway Medical Center (AL)
  - Woodland Medical Center (AL)
- **July 2009**: Divested Woodland Medical Center (AL)
- **July 2011**: Acquired Cannon County Hospitals
  - DeKalb Community Hospital (TN)
  - Stones River Hospital (TN)
- **December 2011**: Divested Parkway Medical Center (AL)
- **March 2012**: Divested Hartselle Medical Center (AL)
- **March 2012**: Acquired Muskogee RT Associates (OK)
- **May 2012**: Partnered with Saint Thomas Health (Ascension) resulting in joint ownership and operation of the Company's four Middle TN hospitals including River Park Hospital, Highlands Medical Center, DeKalb Community Hospital, and Stones River Hospital
- **July 2012**: Acquired Muskogee Community Hospital through long-term lease to expand presence in Northeastern OK
- **December 2012:** Divested Jacksonville Medical Center (AL)
- **December 2012**: Acquired Southwest Imaging Center (OK) and Raindancer (DIC) (OK)
- **March 2014:** Divested Grandview Medical Center (TN)
- **October 2014:** Announced intent to acquire Carolina Pines Regional Medical Center (SC)

Note: Month of acquisition event (green) / Month of divestiture event (blue)

9

Consolidated facilities summary

Name City State # of Beds (1)

Capital Medical Center Olympia WA 110

Willamette Valley Medical Center McMinnville OR 88

Southwestern Medical Center Lawton OK 199

EASTAR Health System Muskogee OK 320

St. Mary’s Regional Medical Center Russellville AR 170

National Park Medical Center Hot Springs AR 166

Highlands Medical Center Sparta TN 60

Stones River Hospital Woodbury TN 60

River Park Hospital McMinnville TN 125

DeKalb Community Hospital Smithville TN 71

Mineral Area Regional Medical Center Farmington MO 127

Carolina Pines Regional Medical Center Hartsville SC 116

Total 1,612

Company overview

Proven & experienced leadership team

Troy E. Sybert, M.D., M.P.H

Quality EVP, Chief Medical Officer

Dan Slipkovich 13+ years

Executive Chair

33+ years

Andy Slusser

Development EVP, Acquisitions & Development

32+ years

Michael Wiechart Michael Wiechart

President, Operations President & Chief Executive

Chief Executive Officer Officer

26+ years 26+ years

Denise Warren

Finance EVP, Chief Financial Officer

29+ years

Neil Kunkel

Administrative EVP, Chief Legal &

Administrative Officer

21+ years

Average 26 Years of Experience

Source: Company website.

Company overview

Foundation of Patient Care Excellence

Participation Boards of in our Trustees & National Community Leadership Leaders Meetings

National Patient Care Local Physician Excellence Physician Leadership Begins in our Leadership Group / Physician Communities Groups Advisory Group

Hospital “O” Management Leadership Teams Council

Company overview

Physician Engagement

Physician

Leadership

? CMO? LPLG? NPLG? PAG

Affiliate Physician JVs

?

800 with active ? 5 Whole Hospital admitting privileges? 1 ASC

Hospital

(City, State) Beds % JV Year of JV

National Park

Medical Center 166 4.9% May 2006 (Hot Springs, AR)

Capital Medical Center 110 9.8%

(Olympia, WA) June 2007

Highlands August

60 12.3%

Medical Center 2009 (Sparta, TN)

DeKalb

71 35.5% July 2011 Community Hospital (Smithville, TN)

Stones River Hospital

60 35.5% July 2011 (Woodbury, TN)

Carolina Pines Regional

October Medical Center 116 1.6% 2009 (Hartsville, SC)

[REDACTED]

Physician recruitment

Recruited(1)

62 51

41 40

37 38 31

2009 2010 2011 2012 2013 9/14 Target 12/14

Employment – Pro Forma

189 163 153 167 133 120

(1) (1)

2009 2010 2011 2012 2013 9/14

Recruitment Mix – September 2014

Specialists 58%

Primary Care 42%

(1) Represents Capella standalone excluding Carolina Pines.

III. Carolina Pines acquisition overview

[REDACTED]

Key acquisition highlights

Excellent physical plant and infrastructure; building would be among the top two or 1 three in Capella portfolio

Size and scale of Carolina Pines upgrades the Capella portfolio and diversifies the 2 company with a compelling growth story

Strategic opportunity to the north driven by terminating leases on Marlboro and 3 Chesterfield

4 Obtainable operational and strategic synergies

Deterioration of recent performance driven by two key factors, both addressable by 5 Capella in the near term

Issue Mitigant

1 Market contraction of acute volumes driven 1 Isolated event priced into transaction by ED/medical necessity related issues

2 Uncertainty of stakeholders 2 Fixable as a Capella core competency

Strong market position

Market overview

Geographic and competitive positioning

? Continued opportunity to capture greater market share

Strong market position

Market overview

Geographic and competitive positioning

- Continued opportunity to capture greater market share in Hartsville

[REDACTED]

- Future opportunity to the north driven by terminating leases at Marlboro and Chesterfield facilities

Community profile

- Population projected to remain flat over next five years
- Demographics support growing need for healthcare – particularly chronic conditions
- South Carolina has opted out of Medicaid expansion for the near term – potential future expansion would be a significant upside

Key payors and employers

- Strong, long term relationships with key employers
- Payor stability driven by entrenched population

Physicians

- Positive response to new local CEO
- Inpatient volumes driven by specialties with strong physicians and solid, defensible market shares
- Opportunity to recruit physicians and continue to defend and expand key specialties

Carolina Pines RMC service area and competing healthcare facilities



1 Carolina Pines RMC
2 Palmetto Heath Richland (Clinical Affiliation Facility)
Carolina Pines RMC Primary Service Area
Carolina Pines RMC Secondary Service Area
2 facilities likely to close with lease expiry
York
Chester
Lancaster
Chesterfield
Marlboro
Darlington
Dillon
Fairfield
Kershaw
Marion
Richland
Lee
Florence
Horry
Sumter
Clarendon
Williamsburg
CAROLINA PINES
REGIONAL MEDICAL CENTER

Competing healthcare facilities

- 3 Kershaw Health, Camden • 153 beds
- 4 Tuorney RMC, Sumter • 301 beds
- 5 McLeod Medical Center, Florence • 453 beds
- 6 McLeod Darlington • 81 beds
- 7 McLeod Dillon • 79 beds
- 8 Carolinas Hospital System, Florence • 424 beds
- 9 Marlboro Park Hospital • 102 beds
- 10 Chesterfield General Hospital • 59 beds
- 11 Carolinas Hospital System, Marion • 124 beds

Imaging / diagnostic centers

- 12 Florence MRI & Imaging
- 13 InMed Diagnostic Services, Florence

Urgent care centers

- 14 Carolinas Urgent Care, Florence
- 15 McLeod Urgent Care, Florence & Darlington
- 16 Doctors' Care, Florence (2)

Nursing Homes

- 17 Morrell Nursing Home, Hartsville
- 18 McCoy Nursing Home, Bishopville
- 19 Medford Place, Darlington
- 20 Oakhaven Nursing Center, Darlington

18

[REDACTED]

[REDACTED]

[REDACTED]

Cost synergies and operational initiatives

Anticipated year 1 synergy and turnaround initiatives

Item Amount

1 Savings from converting to Capella plan $0.8

2 Staffing mix change 0.8

3 Insource dietary / housekeeping services 0.1

4 Clinic loss decrease 0.6

5 Other operational changes 0.1

Total $2.4

1? Better plan design and 401k match

2? Based on achieving half of full year productivity change, consistent with current Capella standards

3? Eliminate outsourced management fee

4? Consolidate offices, inclusive of new physicians

5? Stabilization of IT spending, conversion of back office functions to Capella platform, etc.

IV. Portfolio review

Capital Medical Center

Olympia, WA

History & Overview

? Acquired in December of 2005

History JV with physician ownership at 9.75%? Hospital

? 110 bed hospital Size 70 physicians? active

? Located approximately 65 miles south of Seattle

Location

? Closest competitor, Providence St. Peter Hospital is ~7 miles away

? Blue Distinction “Total Value Designation” for knee/hip and spine surgery

Key Awards

& ? #1 in WA for Medical Excellence for Accreditations Orthopedic Care, Major Neurosurgery? Top 10% in WA for General Surgery

? Overall #2 player behind local NFP? Strong state-wide reputation for quality ? Strength in advanced surgical services? Newer service offerings of expanded

Positioning

Diagnostic Imaging Center, etc

? Collaborative partnership with University of Washington? Expansion / renovation of surgical areas slated for 2015

Market—Key Demographics (2010)(1)

. 3%

6% 9% 23 .

. 8%

19 19 18 . 5%

7% .

13 . 15 ‘10-’15 12% CAGR

. 8% 7

. 4% 8%

1 0 .

>65 Female 15—44 <= 138 FPL % Uninsured PSA CAGR Cty or PSA US Avg

(1) US Census.

Willamette Valley Medical Center

McMinnville, OR

History & Overview

? Acquired in February 2008

History? Major renovations in 2007 ($35mm-$40mm)

? 88 bed hospital

Size

? 99 active physicians

? ~34 miles from Portland

Location? Closest competitor, Providence Newberg is ~15 miles away

? One of Nation’s 100 “strongest hospitals” (iVantage Health)

Key Awards

? Certification and Gold Seal of Approval by The

&

Joint Commission for knee and hip

Accreditations replacement

? 5-Star rated by HealthGrades

? Clear #1 player

? Strength in all key services; cohesive physician Positioning base with strong reputation for quality? Very attractive, well capitalized facility

Market—Key Demographics (2010)(1)

2% . 4% . 3%

. 9% 23 23

22 19 .

. 8% 5%

8% 7% .

. 13 . 15 15 ‘10-’15

13 CAGR

. 7% 8%

1 0 .

>65 Female 15—44 <= 138 FPL % Uninsured PSA CAGR

Cty or PSA US Avg

(1) US Census.

Southwestern Medical Center
Lawton, OK

History & Overview

History	■ Acquired in December 2005
Size	■ 2 campuses ■ 199 total beds ■ 85 active physicians
Location	■ Located approximately 75 miles SW of Oklahoma City ■ Closest competitor, Comanche County Memorial Hospital is ~3 miles away
Key Awards & Accreditations	■ Becker's Hospital Review's Top 100 "Greatest Places to Work in HC" ■ First Hospital in OK to receive TJC Stroke Certification ■ Only Sleep Services program in South West OK to be AASM accredited
Positioning	■ # 2 player behind local NFP ■ Well positioned in targeted service lines that align with demographics ■ Behavioral Health, Obstetrics and Neuro-surgery ■ Significantly expanded outpatient presence with acquisitions ■ New ASC opened early August

Market – Key Demographics (2010)(1)



11.0%
13.7%
20.5%
19.9%
25.6%
23.3%
14.0%
15.5%
'10–'15 CAGR
0.8%
-0.3%
>65
Female 15–44
<= 138 FPL
% Uninsured
PSA CAGR
Cty or PSA
US Avg



(1) US Census.

26

EASTAR Health System
Muskogee, OK

History & Overview

History	■ Muskogee Regional acquired in 2007 via long term lease ■ MCH acquired in 2012; merged with MRMC to become EASTAR Health System
Size	■ 320 bed hospital; located on two campuses ~3 miles apart ■ 98 active physicians
Location	■ Located approximately 50 miles from Tulsa ■ Strongest competitor, Tahlequah, is ~29 miles away
Key Awards & Accreditations	■ Full 3-year accreditation from Commission on Cancer ■ HealthStream "Excellence Through Insight" award – most improved physician satisfaction
Positioning	■ Clear # 1 market player; sole community provider in PSA with deep penetration into SSA ■ Significant momentum post acquisition in July 2012 ■ Market leader in cancer care ■ Completed lease buy-out of MCH in 2014

Market – Key Demographics (2010)[1]



16.1%
13.7%
19.4%
19.9%
38.3%
23.3%
22.6%
15.5%
'10–'15 CAGR
0.3%
0.8%
>65
Female 15–44
<= 138 FPL
% Uninsured
PSA CAGR
Cty or PSA
US Avg



EASTAR
HEALTH SYSTEM

(1) US Census.

27

National Park Medical Center
Hot Springs, AR

History & Overview

History	■ Built a new main facility in 1985 ■ Joint venture with physicians; 4.9% physician ownership
Size	■ 166 beds ■ 127 active physicians
Location	■ Located approximately 50 miles SW of Little Rock ■ Closest competitor, Mercy Hospital Hot Springs, is ~5 miles away
Key Awards & Accreditations	■ HealthStream "Excellence Through Insight" award, most improved OP satisfaction ■ 2011 AR Medicaid Inpatient Quality Incentive ■ 3 time winner of STAR Award for best overall performance
Positioning	■ # 2 player behind Mercy Hospital Hot Springs ■ Physician JV (4.9%) ■ Recent inclusion in large Employer Health Coalition, which expands access to commercial lives ■ Exceptional employee, physician and patient satisfaction results ■ Embarking on $26mm renovation / expansion in cardiology, emergency, surgical and women's areas

(1) US Census.

Market – Key Demographics (2010)[1]



21.6%
13.7%
16.0%
19.9%
33.4%
23.3%
21.2%
15.5%
'10–'15 CAGR
0.5%
0.8%
>65
Female 15–44
<= 138 FPL
% Uninsured
PSA CAGR
Cty or PSA
US Avg



NPMC

28

St. Mary’s Regional Medical Center

Russellville, AR

History & Overview

Market – Key Demographics (2010)(1)

History

Acquired in 2008

Size

170 beds

53 active physicians; 40 physicians in affiliated Millard Henry Clinic

Location

Located approximately 70 miles NW of Little Rock Strongest competitor, Conway Regional, is ~47 miles away

Key Awards & Accreditations

Leapfrog “A” safety Rating

#1 in AR, Top 100 for Women’s Health

HealthStream “Excellence Through Insight” award –physician satisfaction

Positioning

Clear #1 player in the market; only full-service

facility within 35 miles

Affiliated Millard Henry Clinic is a large, multi-

specialty group poised to expand in recently

opened adjacent MOB

High quality, regional women’s health provider

Recent expansion in cardiology (2nd cath lab);

cancer care (new IMRT) and growing adult

psych services

13.4%

13.7%

20.6%

19.9%

28.5%

23.3%

17.2%

15.5%

’10–’15 CAGR

0.7%

0.8%

>65

Female 15–44

<= 138 FPL

% Uninsured

PSA CAGR

Cty or PSA

US Avg

(1)	US Census.

Tennessee facilities
Ascension-Capella joint venture

Geographic location


TENNESSEE
Nashville
Murfreesboro
Chattanooga
DeKalb Community Hospital
Highlands Medical Center
Stones River Hospital
River Park Hospital
In partnership with Saint Thomas Health
Ascension-Capella JV facilities
Ascension facilities

Timeline - milestones

- December 2005: Acquired River Park Hospital
- March 2008: Acquired Highlands Medical Center
- Aug 2009: Initial JV with Highlands Physicians (88%/12%)
- July 2011:
  - Acquired Cannon County LLC via contribution agreements
  - Highlands Physician Investors "re-up" via contribution of ownership interests to form UCHI
- Jan 2012: UCHI secondary offering adds 8 physicians
- May 2012: Ascension – Capella JV; including River Park Hospital

Key Provisions

- Capella Managing Member
- Saint Thomas – contributed brand, in-market ancillaries, physician staffing, service development
- 60 county exclusive development
- Physician 5-year non-competes
- Ethical & Religious Directives compliant; charity policy
- Capella Hospitals Tier 1 Mission Point ACO members
- Reciprocal Change in Control rights

30

Tennessee facilities

Ascension-Capella joint venture

Saint Thomas Health

CAPELLA HEALTHCARE

6.5%

93.5%

Saint Thomas-Capella LLC

100%

~76.7%

~23.3%

STHe-Capella Partnership

Capella-UCHI Partnership

UCHI LLC

(Physicians)

Tennessee facilities

Highlands Medical Center (Sparta, Tennessee)

Capella facility

Competition

2011A adj. admits

Over 500

351 to 500

151 to 350

76 to 150

25 to 75

Below 25

Stones River Hospital (Woodbury, Tennessee)

Capella facility

Competition

2011A adj. admits

Over 500

351 to 500

151 to 350

76 to 150

25 to 75

Below 25

Overview

60 beds

Highlands JV Ownership: 81.23%

Chief Quality Officer selected as presenter

for CRIMSON Clinical Advantage

educational program

Positioning

Established primary care base

Strong Geropsych program

Competing for SSA market share

Opportunity to acquire in-market ancillary

services

Overview

60 beds

Stones River JV Ownership: 58.01%

Joint Commission’s “Gold Seal of Approval”

Positioning

Sole community provider

Good working relationship with other UCHI

hospitals

Growing Geropsych program

Demographics

Population 2010: 25,841

Pop. Growth ‘10-‘15: 5.3%

Median Income 2010: $35,345

Demographics

Population 2010: 2,680

Pop. Growth ‘10-‘15: 1.3%

Median Income 2010: $55,144

Tennessee facilities

River Park Hospital (McMinnville, Tennessee)

Capella facility

Competition

2011A adj. admits

Over 500

351 to 500

151 to 350

76 to 150

25 to 75

Below 25

DeKalb Community Hospital (Smithville, Tennessee)

Capella facility

Competition

2011A adj. admits

Over 500

351 to 500

151 to 350

76 to 150

25 to 75

Below 25

Overview

125 beds

River Park JV Ownership: 93.51% Chest Pain Center accredited Emergency Department “Stroke Ready” affiliation, part of Saint Thomas Stroke Network

Positioning

Attractive physical plant Strong ED volumes 24/7 general surgery coverage

Overview

71 beds

DeKalb JV Ownership: 58.01% “Stroke Ready” affiliation, part of Saint Thomas Stroke Network “Most Improved” ED Patient Satisfaction (HealthStream)

Positioning

Sole community provider

Good working relationship with other UCHI hospitals

Demographics

Population 2010: 36,473 Pop. Growth ‘10-‘15: 1.7% Median Income 2010: $37,620

Demographics

Population 2010: 4,530 Pop. Growth ‘10-‘15: (0.5%) Median Income 2010: $59,455

Mineral Area Regional Medical Center

Farmington, MO

Primary service area

Overview

127 beds

Leapfrog “A” Safety Rating, 1 of 16 in MO

HealthStream “Excellence Through Insight” award

First hospital in MO to add Airstrip OB technology

Demographics

Population 2010: 65,359 Pop. Growth ‘10-‘15: 5.0% Median Income 2010: $38,589

Positioning

? Strong local management team? Psych unit is a market differentiator? Potential for a tertiary partnership? Potential to sell MOBs

Capella facility 2011A adj. admits

Competition Over 500 76 to 150 351 to 500 25 to 75 151 to 350 Below 25

Auriga Insurance Group

- Formed in March 2009 to write medical malpractice and general liability insurance for Capella hospitals, employed physicians, physician extenders and nurses
- Under terms of coverage, Capella pays the first $250,000 of each and every claim, Auriga then steps in and pays the next $4,750,000 per claim up to an aggregate of $14,250,000
  - Auriga buys its first level of re-insurance ($20mm) from the Lloyds of London Syndicate; its second level of re-insurance ($30mm) from the Bermuda market; and its third level ($10mm) also from the Bermuda market
- Domiciled in Grand Cayman, where the majority of healthcare captives and domiciled, and managed by AON Insurance Managers - Cayman
- Scribner Hall provided tax opinion - 953d election take (US taxpayer)
- Honigman Miller selected as captive Counsel
- Ernst & Young selected as original auditors - change made to PKF Cayman for 2013 audit due to fee and simplicity
- AON alternative risk provides actuarial reports twice a year
- Vanguard Funds manage investment portfolio
- Employee medical stop loss added in late 2009
  - No lazers
  - Policy provides unlimited coverage in excess of a $350,000 deductible

Capella Program Snapshot 2014


$10M
Umbrella
Hiscox Bermuda
$30M
Umbrella
AWAC 66.67%
Endurance 33.33%
$20M
Umbrella
Lloyds Syndicates:
Marketform 30%
BarbicanSyndicate1955: 20%
Lexington Insurance Company: 17.5%
Renaissance Re Syndicate1458: 17.5%
Beazley: 10%
ACE: 5%
$4,750,000 / $14,250,000 Auriga
$1M Hartford
$1M Limit Safety National
WC-Statutory EL-$1M Hartford
$10M Berkley
$500M Policy Limit
Affiliated FM
$5M/$11M ACE
$10M Beazley
$5M ADIC Zurich
$5M ADIC Chubb
$10M Endurance
$10M ACE
$10M AIG
$5M AIG
$5M AIG
$1M Chubb
$250K SIR Each & Every
$2,000
$350K SIR Per Occurrence
$250K SIR Per Occurrence
$25,000*
$25,000
$250,000
$150k/ $250k
$5,000
$50,000
$0
PL/GL and Excess Liability
Auto
WC& EL (OK Only)
WC & Employers Liability
Helipad & Non-Owned Aviation
Property
Environ. Site Liability
Network Security Liability
D&O/EPL Liability
Fiduciary Liability
Crime
Special Crime

- Yellow Blocks represent Retention or Deductible per claim
- Property Deductibles vary and may represent percentage of total loss in cases involving flood, windstorm, etc.
- Additional Workers Compensation program in Washington placed independently through State Fund
- Workers Compensation Costs include Assessments, Surcharges and Claims Handling Fees
- Environmental Site Policy shown effective 12/1/11-14

35

V. Capella financial overview

Financial highlights

? 1 TTM net revenue of $758mm, up 4.2% from 2013? 2 TTM Adj. EBITDA of $105mm, up 10.5% from 2013? 3 Seeing positive impact from Health Reform

- Self-pay gross revenue down from ~$50mm/quarter to ~ $35mm

- Uncompensated Care down from 23% to 17%

? 4 Negative impact from 2 Midnight Rule should abate as program began on 10/1/13? 5 Completed Amend/Extend of the ABL Revolver

- Completed Annual ABL audit in June

? 6 Completed equity restructuring of Capella Holdings? 7 Completed corporate reorganization of Capella Healthcare? 8 Reinstated the 401k match for employees? 9 EHR – all hospitals live with Phase I – proceeding to Phase II

- Successful audits have been performed at 5 facilities and multiple clinics

Historical financial performance

Net revenue

($ in millions)

$705 $727 $758 $625 $651

2010 2011 2012 2013 TTM

(1)

10/31/14

2012 Adj NR excludes SHOPP & Rural Floor. 2013 Adj NR excludes Bad Debt 1-time adjustment.

Adjusted EBITDA

($ in millions)

$105

$94 $95 $97 $95

2010 2011 2012 2013 TTM (1) 10/31/14

2012 Adj EBITDA excludes SHOPP & Rural Floor.

2013 Adj EBITDA excludes Bad Debt 1-time adjustment & Reorg Charge.

Adjusted admissions

90,037 91,770 90,207

76,043 76,327

2011 2012 2013 YTD (1) YTD (1) 10/31/13 10/31/14

(1)	Unaudited data.

Net revenue per adjusted admission

$8,350 $8,007 $7,979 $7,827

$7,234

2011 2012 2013 YTD (1) YTD (1) 10/31/13 10/31/14

Statistical highlights

YTD 10/31/13(1) YTD 10/31/14(1) Variance

Admissions 35,458 34,484 (974) (2.7%) Adjusted Admissions 76,043 76,327 284 0.4%

ER Visits 183,985 188,119 4,134 2.2% SP ER Visits 42,249 29,783 (12,466) (29.5%)

IP – Surgeries 8,008 7,499 (509) (6.4%) OP – Surgeries 19,172 18,943 (229) (1.2%)

Observations 11,806 13,444 1,638 13.9% One-Day Stays 7,667 6,736 (931) (12.1%)

NR / AA $7,979 $8,350 371 4.6%

(1)	Unaudited data

Two midnight rule

4Q12 4Q13 Variance

Observations 3,471 3,864 393 11.3% One-Day Stays 2,164 1,706 (458) (21.2%)

FY 12 FY 13 Variance

Observations 14,061 14,339 278 2.0% One-Day Stays 8,275 7,367 (908) (11.0%)

1Q13 1Q14 Variance

Observations 3,433 3,842 409 11.9% One-Day Stays 2,276 1,899 (377) (16.6%)

2Q13 2Q14 Variance

Observations 3,395 3,952 557 16.4% One-Day Stays 2,320 2,036 (284) (12.2%)

3Q13 3Q14 Variance

Observations 3,647 4,324 677 18.6% One-Day Stays 2,419 2,101 (318) (13.2%)

Diversified net revenue payor mix

2013 payor mix YTD 9/30 payor mix

Self Pay Self Pay 1% 1% Managed Managed Care / Other Care / Other

35%

39% 43% 44%

17% Medicare & 20% Medicare & Managed Managed Medicare Medicare

Medicaid & Medicaid & Managed Medicaid Managed Medicaid

Uncompensated care & ACA

SP admits as % of total SP ER visits as % of total Uncompensated care

6% 6% 6% 23% 24% 23%

6% 21% 22% 19% 20% 20%

16% 17% 4%

2011 2012 2013 YTD YTD 2011 2012 2013 YTD YTD 2011 2012 2013 YTD YTD 10/13 10/14 10/13 10/14 10/13 10/14

Self-pay gross revenues

($ in millions)

$18

$18 $17 $17

$15 $15 $13 $12

$11 $12

$9 $10 $10 $5

Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14

Expense metrics

Salaries and benefits Supplies Other operating

17% 17% 17% 17%

48% 47% 16% 24% 24% 24% 47% 47% 47% 23% 21%

2011 2012 2013 YTD YTD 2011 2012 2013 YTD YTD 2011 2012 2013 YTD YTD 10/13 10/14 10/13 10/14 10/13 10/14

? Increase due to 2014 401k match and bonus accruals that were not in 2013

Free cash flow & capital expenditures

$85

$64 $64 $69

$31 $33 $26 $20

2011 2012 2013 TTM 10/14

FCF Capital expenditures

Note: FCF calculated as Adjusted EBITDA less capex.

Debt Structure & Liquidity

Debt structure

? Capital leases: $18 million

? Proposed $100 million senior secured term loan due 2021? $500 million senior secured bonds due 2017

-Coupon: 9.25%

Liquidity summary

Oct-14

Cash $8.8 Revolver Borrowing Base(1) 86.4

Subtotal $95.2

Less: Revolver Drawings(2) –Less: LoCs Outstanding (5.7)

Net Availability $89.5

(1)	Pro forma for Carolina Pines acquisition.
(2)	Pro forma for paydown from the proposed offering.

Historical debt leverage

5.7x

5.4x 5.3x 5.4x 5.3x

5.1x 5.2x

4.4x 4.5x

6/30/05 12/31/06 12/31/06 12/31/07 12/31/07 3/31/10 3/31/10 6/30/14 10/31/14 PF PF PF PF PF

HCA transaction Muskogee transaction Community transaction High yield transaction Carolina Pines transaction

Key credit highlights

Compelling Diversified Portfolio Acquisition of of Well Positioned Carolina Pines Assets

Proven

Capitalize on management team Identified and which has Actionable Growth successfully grown Strategies the business

Geographically Consistent Positioned to Operating Capitalize on Performance Network / Affiliation Opportunities

Significant

Meaningful Upside Resources from Healthcare Dedicated to Patient Reform Care Excellence

VI. Syndication overview

Indicative terms

Senior secured term loan facility

Terms Senior secured term loan facility

Borrower: Capella Healthcare, Inc. (the “Company” or the “Borrower”) Facility: $100 million Senior Secured Term Loan Maturity: 7 years (2021)

Indicated rate: LIBOR + 4.50% LIBOR floor: 1.00% Issue price 99.0

Amortization: 1.00% per annum

Optional prepayment: 101 soft call for six months

Guaranteed on a joint and several basis by Capella Holdings, Inc. (the Borrower’s direct parent company) and all existing and

Guarantors: future direct, wholly-owned domestic subsidiaries of the Borrower, subject to exceptions (the “Guarantors”)

Second priority lien on Accounts Receivable and Inventory of the Borrower and the Guarantors (ABL priority collateral); First Security: priority lien on substantially all other assets of the Borrower and the Guarantors including PP&E, Intangibles, and stock of subsidiaries? 100% of debt issuance proceeds (other than permitted indebtedness) Mandatory prepayment:? 100% of proceeds from assets sales, subject to reinvestment rights to be determined ? 50% of excess cash flow with leveraged based stepdowns TBD

Affirmative covenants: Customary for facilities of this type

Customary for facilities of this type and including limitations on indebtedness, liens, guarantees, mergers and acquisitions, asset

Negative covenants: sales, restricted payments, transactions with affiliates and prepayment of junior debt

Financial covenants: None (“Covenant-lite”)

To purchase Carolina Pines Regional Medical Center, paydown drawn balances of the existing ABL facility, and for working

Use of proceeds: capital and general corporate purposes

Timeline

December 2014

SMT W T F S

2	3 456
7	8 9 10 11 12 13

14 15 16 17 18 19 20

21 22 23 24 25 26 27

28 29 30 31

Key dates Holidays

Key dates Events

December 3rd? Lender call

December 16th? Lender commitments due December 19th? Paper close December 31st? Close and fund acquisition

Executive Summary

Legal Structure

Current and Former Capella

GTCR Management and Staff

Common Stock and Stock Common Stock – 729.5M shares Options – 128.7M shares (85.0%) (15.0%) Capella Holdings, Inc.

(DE)

(100%) (100%)

Capella Healthcare Inc.

New Financing Auriga Insurance Group (DE) $100 mm First Lien TL

(93.5%) (90.3%) (95.1%)

(100%)

Saint Thomas Capital National Park

/ Capella, LLC Medical Medical

(DE)* Center (WA) Center (AR) 5 wholly-owned hospitals:

(98.4%)?

[REDACTED]

St. Mary’s Regional Medical Center (AR) (87.7%) (64.5%)? Mineral Area Regional Medical Center (MO) Carolina Pines Highlands Regional Stones River ? EASTAR Health System (OK) Medical Medical Hospital (TN)? Southwestern Medical Center (OK) Center (TN) (64.5%) Center (SC) (100.0%)? Willamette Valley Medical Center (OR) DeKalb River Park Community Hospital (TN) Hospital (TN)

= Borrower: pledge of stock of wholly owned subsidiaries, intercompany notes and other assets (including mortgages)

= Guarantor: pledge of stock of wholly owned subsidiaries, intercompany notes and other assets (including mortgages)

= Non-Guarantor Joint Venture: pledge of accounts receivable and inventory

*	St. Thomas owns a 6.49% stake in Saint Thomas/Capella, LLC.

VII. Q&A

CAPELLA HEALTHCARE TM